                           CENTRAL FEDERAL CORPORATION
                                  Exhibit 32.2
                           Section 1350 Certifications

In connection with the Quarterly Report of Central Federal Corporation (the "Company") on Form 10-QSB for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Therese Ann Liutkus, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2004                   By: /s/ Therese Ann Liutkus
                                          --------------------------------------
                                          Therese Ann Liutkus, CPA
                                          Chief Financial Officer
                                          (Principal Financial Officer)

                                                                             24.